Direct Insite Corp

Corporate Contact:
Michael J. Beecher, Chief Financial Officer
Direct Insite Corp.
631.873.2900

FOR IMMEDIATE RELEASE

 Direct Insite Announces 11.9% Revenue Growth and Net Income of $402,000 for the
                               First Quarter 2007

Bohemia, N.Y. - May 14, 2007 - Direct Insite Corp. (OTC BB:DIRI.OB), a global provider of financial supply chain automation across Procure-to-Pay and Order-to-Cash business processes, today announced financial results for the three months ended March 31, 2007. Net income was $402,000 for the quarter ended March 31, 2007 compared to a net loss of $553,000 in the first quarter of 2006. Revenue for the first quarter 2007 was $2,254,000, an 11.9% increase over revenue of $2,015,000 in the first quarter of 2006.

Basic and fully diluted income per share attributable to common shareholders for the three months ended March 31, 2007 was $0.04 and $0.03, respectively, compared to a basic and fully diluted net loss per share of $0.14 for the three months ended March 31, 2006.

"Our strong performance in the first quarter reflects our continued ability to achieve increased marketplace adoption of our product suite and services," said CEO and Chairman James A. Cannavino. "Our quarter-over-quarter improvements in profitability are the result of our unrelenting commitment to our global customers and to best practice business operations."

About Direct Insite

Direct Insite provides best practice financial supply chain automation and workflow efficiencies for Procure-to-Pay and Order-to-Cash processing. The Company's global eInvoice Management services automate complex manual business processes such as invoice validation, order matching, consolidation, dispute handling, and e-payment processing. Direct Insite solutions are used by more than 7,000 corporations across 62 countries, 15 languages and multiple currencies. Direct Insite was selected by Deloitte and Touche as one of the `500 Fastest-Growing Technology Companies' in the United States and Canada. For more information, call (631) 873-2900, or visit www.directinsite.com

The financial information stated above and in the tables below has been abstracted from Direct Insite Corp.'s Form 10-QSB for the three months ended March 31, 2007, filed with the Securities and Exchange Commission on May 14, 2007, and should be read in conjunction with the information provided therein.

Summarized Financial Information

        ---------------------------------------------------------- --------------------------- -------------------------

                                                                      FOR THE THREE MONTHS       FOR THE THREE MONTHS
                   STATEMENT OF OPERATIONS                              ENDED MARCH 31,            ENDED MARCH 31,
                                                                              2007                       2006
        ---------------------------------------------------------- --------------------------- -------------------------
        Revenue                                                          $ 2,254,000               $ 2,015,000
        ---------------------------------------------------------- --------------------------- -------------------------
        Operating income (loss)                                          $   463,000               $ ( 292,000)
        ---------------------------------------------------------- --------------------------- -------------------------
        Other expenses, net                                              $    34,000               $   241,000
        ---------------------------------------------------------- --------------------------- -------------------------
        Income (loss) before income taxes                                $   429,000               $  (533,000)
        ---------------------------------------------------------- --------------------------- -------------------------
        Provision for income taxes                                       $    27,000               $        --
        ---------------------------------------------------------- --------------------------- -------------------------
        Net income (loss)                                                $   402,000               $  (533,000)
        ---------------------------------------------------------- --------------------------- -------------------------
        Preferred Stock Dividends                                        $  (212,000)              $  (172,000)
        ---------------------------------------------------------- --------------------------- -------------------------

        Net income (loss) attributable to common shareholders            $   190,000               $  (705,000)
        ---------------------------------------------------------- --------------------------- -------------------------

        Basic income (loss) per share attributable to common
        shareholders                                                     $      0.04               $     (0.14)
                                                                         ===========               ============
        Fully diluted income (loss) per share attributable to
                                                                         $      0.03               $     (0.14)
        common shareholders                                              ===========               ============

        ---------------------------------------------------------- --------------------------- -------------------------

                    -------------------------------------- ------------------------ --------------------------
                    BALANCE SHEET                           MARCH 31, 2007          DECEMBER 31,2006
                    -------------                           --------------          ----------------

                    -------------------------------------- ------------------------ --------------------------
                    Total Current Assets                         $2,379,000                $2,433,000
                    -------------------------------------- ------------------------ --------------------------
                    Total Assets                                 $3,176,000                $3,163,000
                    -------------------------------------- ------------------------ --------------------------
                    Total Current Liabilities                    $6,010,000                $6,898,000
                    -------------------------------------- ------------------------ --------------------------
                    Total Shareholders' Deficiency               $3,055,000                $3,899,000
                    -------------------------------------- ------------------------ --------------------------

FORWARD-LOOKING STATEMENTS. All statements other than statements of historical fact included in this release, including without limitation statements regarding the company's financial position, business strategy, and the plans and objectives of the company's management for future operations, are forward-looking statements. When used in this release, words such as "anticipate", "believe", "estimate", "expect", "intend" and similar expressions, as they relate to the company or its management, identify forward-looking statements. Such forward-looking statements are based on the beliefs of the company's management, as well as assumptions made by and information currently available to the company's management. Actual results could differ materially from those contemplated by the forward-looking statements as a result of certain factors, including but not limited to, business and economic conditions, competitive factors and pricing pressures, capacity and supply constraints. Such statements reflect the views of the company with respect to future events and are subject to these and other risks, uncertainties and assumptions relating to the operations, results of operations, growth strategy and liquidity of the company. Readers are cautioned not to place undue reliance on these forward-looking statements. The company does not undertake any obligation to release publicly any revisions to these forward-looking statements to reflect future events or circumstances or to reflect the occurrence of unanticipated events.